                       AIM VARIABLE INSURANCE FUNDS, INC.

                          AIM V.I. GROWTH & INCOME FUND


                         Supplement dated April 1, 1999
                      to the Prospectus dated May 1, 1998,
                          as supplemented July 1, 1999,
                       October 2, 1998 and March 17, 1999


The following paragraph replaces in its entirety the second full paragraph under the heading "MANAGEMENT PORTFOLIO MANAGEMENT" on page 8 of the Prospectus:

         Brant H. DeMuth and Lanny H. Sachnowitz are primarily responsible for day-to-day management of the Fund's portfolio securities. Mr. DeMuth has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1996 and has been an investment professional since 1987. Prior to 1996, he was a portfolio manager for the Colorado Public Employee Retirement Association from 1992 to 1996. Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1994. He has been an investment professional since 1987 and has been associated with AIM and/or its subsidiaries since 1987.